EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 13, 2004 TO THE

PROSPECTUS DATED JULY 12, 2004

This Supplement updates certain information contained in the Prospectus dated July 12, 2004, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

EQ/Enterprise Equity Portfolio

The information provided below updates information regarding the portfolio managers of TCW Investment Management Company (“TCW”), the Adviser to EQ/Enterprise Equity Portfolio (“Equity Portfolio”).

Effective January 1, 2005, Craig C. Blum and Stephen A. Burlingame, both Senior Vice Presidents at TCW, will be responsible for the day-to-day management of the Equity Portfolio. Mr. Blum has been employed with TCW since July 1999. Prior to joining TCW, Mr. Blum was a financial analyst with FMAC Capital Markets in Los Angeles. Mr. Burlingame has been employed with TCW since 2000. Prior to joining TCW, he was an equities analyst at Brandywine Asset Management.

EQ/Enterprise Multi-Cap Growth Portfolio

The information provided below updates information regarding the portfolio manager of Fred Alger Management, Inc. (“Alger”), the Adviser to EQ/Enterprise Multi-Cap Growth Portfolio (“Multi-Cap Growth Portfolio”).

Effective immediately, the day-to-day management of the Multi-Cap Growth Portfolio is performed by a team of investment professionals at Alger.

EQ/MONY Government Securities Portfolio

EQ/MONY Intermediate Term Bond Portfolio

EQ/MONY Long Term Bond Portfolio

EQ/MONY Money Market Portfolio

EQ/Enterprise Short Duration Bond Portfolio

The following provides information regarding the change in the Adviser to the above-referenced portfolios.

It is anticipated that during the fourth quarter of 2004, Boston Advisors, Inc. (“Boston Advisors”), an affiliate of AXA Equitable Life Insurance Company (“AXA Equitable”), the investment manager to the above-referenced portfolios, will replace MONY Capital Management, Inc. (“MONY Capital”), also an affiliate of AXA Equitable, as the Adviser to each of the portfolios. However, because the current portfolio managers and other investment personnel of MONY Capital are expected to join Boston Advisors to perform the same portfolio management services, no change in the day-to-day management of each of the portfolios is anticipated. The following individuals are currently responsible for the day-to-day management of their respective portfolio(s) as investment professionals at MONY Capital and are expected to continue to be responsible for making the day-to-day portfolio management decisions for their respective portfolio(s) as investment professionals at Boston Advisors. Boston Advisors’ replacement of MONY Capital as the Adviser will not result in any changes to any of the portfolios’ investment objective, policies or strategies or the advisory fees payable by the portfolio.

Portfolio	Portfolio Manager
EQ/MONY Government Securities Portfolio	Gregory M. Staples
EQ/MONY Intermediate Term Bond Portfolio	Gisella Bello
EQ/MONY Long Term Bond Portfolio	Michael Dineen
EQ/MONY Money Market Portfolio	David E. Wheeler
EQ/Enterprise Short Duration Bond Portfolio	Gregory M. Staples